                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Wilmington Trust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
[WILMINGTON TRUST LOGO]
                                      AND
                                PROXY STATEMENT

Dear Wilmington Trust Shareholder:

     On Thursday, May 11, 2000, Wilmington Trust Corporation will hold its 2000 Annual Shareholders' Meeting at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will begin at 10:00 a.m.

     Only shareholders who owned stock at the close of business on March 13, 2000 can vote at the meeting or any adjournment. At the meeting, we will:

     1.  Elect five directors;

     2.  Approve our 2000 Employee Stock Purchase Plan; and

     3.  Attend to other business properly presented at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     At the meeting, we also will report on our 1999 business results and other matters of interest to shareholders.

     We are enclosing with this proxy statement a copy of our 1999 Annual Report to Shareholders. The approximate date this proxy statement and card(s) are being mailed is March 22, 2000.

                                          By Order of the Board of Directors

                                          /s/ Ted T. Cecala

                                          Ted T. Cecala,
                                          Chairman of the Board and
                                          Chief Executive Officer

March 13, 2000

                               TABLE OF CONTENTS

Questions and Answers.......................................    1
Proposals You May Vote On...................................    3
Nominees for the Board of Directors.........................    4
Committees of the Board of Directors........................    7
Directors' Compensation.....................................    9
Executive Officers Who are Not Directors....................    9
Directors' and Executive Officers' Ownership of Wilmington
  Trust Stock...............................................   11
Wilmington Trust Stock Held in A Fiduciary Capacity.........   12
Executive Compensation......................................   13
Compensation Committee Interlocks and Insider
  Participation.............................................   20
Section 16(a) Beneficial Ownership Reporting Compliance.....   20
Transactions with Management................................   20
Approval of the 2000 Employee Stock Purchase Plan...........   21
Availability of Form 10-K...................................   22

                             QUESTIONS AND ANSWERS

 1.  Q:  WHAT MAY I VOTE ON?

     A:  - The election of five nominees to serve on our Board of Directors; and

         - The approval of our 2000 Employee Stock Purchase Plan.

 2.  Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     A: Your Board recommends a vote FOR each of the nominees and FOR the approval of our 2000 Employee Stock Purchase Plan.

 3.  Q:  WHO IS ENTITLED TO VOTE?

     A: Shareholders as of the close of business on March 13, 2000 (the "Record Date") are entitled to vote at the Annual Meeting.

 4.  Q:  HOW DO I VOTE?

     A: Please sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:

         - Notifying our Secretary;

         - Voting in person; or

         - Returning a later-dated proxy card.

 5.  Q:  WHO WILL COUNT THE VOTE?

     A: Norwest Bank Minnesota, National Association will count the votes. Messrs. James C. Stewart and Philip C. Collins will act as inspectors of election.

 6.  Q:  HOW MANY SHARES CAN VOTE?

     A: As of the Record Date, 32,222,067 shares of our common stock were issued and outstanding. Every shareholder of our common stock as of the Record Date is entitled to one vote for each share held.

 7.  Q:  WHAT IS A "QUORUM"?

     A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal, other than for election of directors, must receive the vote of more than 50% of our outstanding shares to be adopted. A proposal for election of directors must receive a plurality of the shares at the meeting to be adopted. If you submit a properly executed proxy card you will be considered part of the quorum even if you abstain from voting. In addition, shares represented by "broker non-votes" will be considered part of the quorum. Abstentions are not counted in tallying votes. A WITHHELD vote is the same as an abstention.

 8.  Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: We do not know of any business to be considered at our 2000 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to David R. Gibson, our Senior Vice President and Chief Financial Officer, and Thomas P. Collins, our Vice President and Secretary, to vote on those matters at their discretion.

 9.  Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING DUE?

     A: You must submit any shareholder proposal to be considered for inclusion in next year's proxy statement in writing to Mr. Thomas Collins at Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 by January 10, 2001. Our advance notice bylaw provisions require that any shareholder proposal to be presented from the floor of the 2001 Annual Meeting other than to elect directors must be submitted in writing to Mr. Collins at the above address by March 12, 2001. That notice must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

10.  Q:  CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF WILMINGTON
         TRUST?

     A: As a shareholder, you may recommend a person as a nominee for director of Wilmington Trust by writing to Mr. Thomas Collins at the above address. We must receive recommendations by March 12, 2001 for the 2001 Annual Meeting. These recommendations must include the information required in the response to Question 9 above as well as the nominee's name and address, a representation that the shareholder is a recordholder of our stock or holds our stock through a broker and intends to appear in person or by proxy at our 2001 Annual Meeting to nominate the person, information regarding the nominee that would be required to be included in our proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

11.  Q:  HOW MUCH DID THIS PROXY SOLICITATION COST?

     A: We hired Morrow and Co., Inc. to assist in distributing proxy materials and soliciting votes for $6,000, plus estimated out-of-pocket expenses of $20,000. We also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1. ELECTION OF DIRECTORS

     There are five nominees in our Class of 2000 for election as directors this year. We have provided detailed information on each on page 4. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2. APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

     Our Compensation Committee and your Board have approved our 2000 Employee Stock Purchase Plan to encourage our employees to become shareholders and motivate them to achieve our long-term business objectives. We have provided detailed information about this plan on pages 21 and 22 and in Exhibit A.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PLAN.

                      NOMINEES FOR THE BOARD OF DIRECTORS

                                 CLASS OF 2003
                            VOTING IS FOR THIS CLASS

Ted T. Cecala...............  Director since 1996    Mr. Cecala became a director, Chairman of
  Age 50                                             the Board, and Chief Executive Officer of
                                                     Wilmington Trust in 1996. He previously
                                                     served as our Executive Vice President and
                                                     Chief Financial Officer from 1990 to 1995.
                                                     Mr. Cecala also serves as a member of the
                                                     Board of Managers of Cramer Rosenthal
                                                     McGlynn, LLC and Roxbury Capital
                                                     Management, LLC.

Richard R. Collins..........  Director since 1989    Mr. Collins became Chairman of Collins,
  Age 63                                             Inc., a consulting firm for various insurance
                                                     industry associations and financial and
                                                     non-financial companies focusing on
                                                     international expansion, in 1993. He also
                                                     is a consultant for American Life
                                                     Insurance Company. Mr. Collins previously
                                                     served as Chief Executive Officer and
                                                     Chief Operating Officer of that company
                                                     from 1981 to 1992.

Hugh E. Miller..............  Director since 1982    Mr. Miller retired as Vice Chairman of ICI
  Age 64                                             Americas in 1990. He served with its parent,
                                                     Imperial Chemical Industries PLC, for 20
                                                     years until 1990, including management
                                                     positions in Europe and the United States.
                                                     Mr. Miller also serves as Chairman and a
                                                     director of MGI Pharma, Inc.

David P. Roselle............  Director since 1991    Mr. Roselle has served as President of the
  Age 60                                             University of Delaware since 1990.

Thomas P. Sweeney...........  Director since 1983    Mr. Sweeney has served as a member in the
  Age 63                                             law firm of Richards, Layton & Finger, P.A.
                                                     since 1967.

     Mary Jornlin-Theisen, a director since 1981, and Andrew P. Kirkpatrick, Jr., a director since 1983, will not stand for re-election in compliance with our Bylaws, which provide generally that no person who has attained the age of 69 may be nominated for election to our Board.

     The following individuals currently serve as directors in the two other classes. Their terms will end at the annual meetings in 2001 and 2002, respectively.

                    CLASS OF 2001 -- ONE-YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 1998 ANNUAL MEETING

Charles S. Crompton Jr......  Director since 1982    Mr. Crompton is of counsel in the law
  Age 63                                             firm of Potter, Anderson & Corroon since
                                                     January 2000. He previously served as a
                                                     partner in that firm from 1966 to 1999.

H. Stewart Dunn Jr. ........  Director since 1988    Mr. Dunn has served as a partner in the law
  Age 70                                             firm of Ivins, Phillips & Barker since 1962.

Edward B. du Pont...........  Director since 1986    Mr. du Pont is a private investor and a
  Age 65                                             director of E.I. du Pont de Nemours and Company.

R. Keith Elliott............  Director since 1997    Mr. Elliott has served as Chairman of the
  Age 57                                             Board of Hercules Incorporated since 1996. He
                                                     served as Chairman of the Board and Chief
                                                     Executive Officer of that company from
                                                     1996 to 1999, President and Chief
                                                     Operating Officer of that company from
                                                     1995 to 1996, and Executive Vice President
                                                     and Chief Financial Officer of that
                                                     company from 1991 to 1995. Mr. Elliott is
                                                     a director of that company, PECO Energy,
                                                     and Computer Task Group. He will retire
                                                     from Hercules and its Board of Directors
                                                     on April 1, 2000.

Stacey J. Mobley............  Director since 1991    Mr. Mobley became Senior Vice President,
  Age 54                                             General Counsel, and Chief Administrative
                                                     Officer of E.I. du Pont de Nemours and
                                                     Company in 2000. He previously served as
                                                     Senior Vice President, External Affairs,
                                                     of that company from 1992 to 1999.

H. Rodney Sharp III.........  Director since 1998    Mr. Sharp served in several management
  Age 63                                             positions at E.I. du Pont de Nemours and Company from
                                                     1961 to 1991, and retired from that
                                                     company in 1991. He is a director of that
                                                     company.

                    CLASS OF 2002 -- TWO-YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 1999 ANNUAL MEETING

Carolyn S. Burger...........  Director since 1991    Ms. Burger became a principal in CB
  Age 59                                             Associates, Inc., a consulting firm specializing in
                                                     legislation, technology deployment for
                                                     senior executives, and executive coaching,
                                                     in 1996. She served as President and Chief
                                                     Executive Officer of Bell
                                                     Atlantic -- Delaware, Inc. from 1991 to
                                                     1996. Ms. Burger also is a director of PJM
                                                     Interconnection, L.L.C.

Robert V.A. Harra Jr. ......  Director since 1996    Mr. Harra has served as a director,
  Age 50                                             President, Chief Operating Officer, and Treasurer of
                                                     Wilmington Trust since 1996. He previously
                                                     served as our Executive Vice President and
                                                     Treasurer from 1992 to 1995.

Rex L. Mears................  Director since 1992    Mr. Mears has served as President of Ray S.
  Age 58                                             Mears and Sons, Inc., a family corporation, since
                                                     1967.

Leonard W. Quill............  Director since 1990    Mr. Quill retired as Chairman of the Board
  Age 68                                             and Chief Executive Officer of Wilmington Trust
                                                     in 1996. He had held those positions since
                                                     1995. He previously served as Chairman of
                                                     the Board, President, and Chief Executive
                                                     Officer of Wilmington Trust since 1992.

Robert W. Tunnell Jr........  Director since 1992    Mr. Tunnell became managing partner of
  Age 45                                             Tunnell Companies, an owner and developer of real
                                                     estate, in 1981.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     Our full Board considers all major decisions of Wilmington Trust. However, the Board has established the following four standing committees so that certain important areas can be addressed in more depth than may be possible at full Board meetings:

     - The Executive Committee exercises most of the Board's authority between Board meetings. It consists of six permanent members plus three members of the Board selected to serve on the committee on a rotating basis for six months at a time.

     - The Audit Committee examines our Audit Division and its accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews examination reports of governmental agencies and independent auditors, and makes recommendations on those to the Board. It consists of five members, none of whom is an employee of Wilmington Trust.

     - The Compensation Committee in general advises on salaries and employee benefits, and administers our executive incentive plan and stock option plans. It consists of five members, none of whom is an employee of Wilmington Trust. That committee's report on executive compensation appears on pages 17 to 19 below.

     - The Nominating and Corporate Governance Committee provides counsel and makes recommendations to the Chairman of the Board and the full Board with respect to the performance of the Chairman and Chief Executive Officer, candidates for membership on the Board and its committees, matters of corporate governance, succession planning for our executive management, and significant shareholder relations issues. It consists of six members.

     The table on the following page provides information about our Board committee membership during 1999 and through January 31, 2000.

                           BOARD COMMITTEE MEMBERSHIP

                                                                                       NOMINATING
                                                                                          AND
                                                                                       CORPORATE
NAME                                            AUDIT    COMPENSATION    EXECUTIVE     GOVERNANCE
----                                            -----    ------------    ----------    ----------
Carolyn S. Burger.............................                           X             X
Ted T. Cecala.................................                           X*            **
Richard R. Collins............................    X            X         X(Rotating)
Charles S. Crompton Jr........................                 X         X
H. Stewart Dunn Jr............................                           X(Rotating)   X
Edward B. du Pont.............................                           X(Rotating)
R. Keith Elliott..............................    X                      X(Rotating)   X
Robert V.A. Harra Jr..........................                           X
Andrew P. Kirkpatrick, Jr.....................                           X(Rotating)
Rex L. Mears..................................                           X(Rotating)   X*
Hugh E. Miller................................                 X*        X
Stacey J. Mobley..............................                 X         X(Rotating)
David P. Roselle..............................    X*           X         X(Rotating)
Thomas P. Sweeney.............................                           X             X
Mary Jornlin Theisen..........................    X
Robert W. Tunnell Jr..........................    X                      X(Rotating)
                                                -------------------------------------------------
Number of meetings in 1999....................    3            5         5             2

---------------
 * Chairperson

** Mr. Cecala attended two meetings of this Committee in 1999.

     Messrs. Collins, DuPont, and Mobley and Ms. Theisen attended less than 75% of the Board meetings and the meetings of the committees on which they served in 1999.

                            DIRECTORS' COMPENSATION

     We pay our outside directors an annual retainer of $15,000 in addition to a $1,200 fee for each Board meeting they attend. We also pay them a $1,000 fee for each committee meeting they attend. We held a total of eight Board meetings and 15 committee meetings in 1999.

     We pay each director the first half of the annual retainer in our common stock. In addition, each director may elect to receive the balance of the annual retainer in our common stock. Under our Directors' Deferred Fee Plan, directors can elect each year to defer receipt of the cash portion of their directors' fees until they are no longer a director. If a director elects to defer receipt of his or her directors' fees, the director may elect to earn a yield on the deferred portion based on (1) yields we pay on certain of our deposit products and/or (2) changes in the price of our common stock, together with dividends on that stock.

     Directors who are also officers of Wilmington Trust do not receive any additional compensation for service on any committee.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following contains information about our executive officers who are not directors.

Robert J. Christian.......  Executive Officer    Mr. Christian became a member of Wilmington
Age 50                      Since 1996             Trust's Management Committee and a Senior Vice
                                                   President of Wilmington Trust Company, our
                                                   principal banking subsidiary ("WTC"), in its
                                                   Asset Management Department in 1996. He
                                                   previously served as President and Chief
                                                   Investment Officer of PNC Asset Management
                                                   Group from 1994 to 1996 and as Chief
                                                   Investment Officer of PNC Bank Corp. from 1992
                                                   to 1996.
Howard K. Cohen...........  Executive Officer    Mr. Cohen became a member of Wilmington Trust's
Age 51                      since 1992             Management Committee and a Senior Vice
                                                   President of WTC in its Corporate Financial
                                                   Services Department in 1992.
William J. Farrell II.....  Executive Officer    Mr. Farrell became a member of Wilmington
Age 41                      Since 1993             Trust's Management Committee and a Senior Vice
                                                   President of WTC in its Trust Operations and
                                                   Systems Development Department in 1993. In
                                                   1998, he also assumed oversight over all areas
                                                   of WTC's Information Technology Department.
David R. Gibson...........  Executive Officer    Mr. Gibson became Senior Vice President and
Age 42                      Since 1992             Chief Financial Officer of Wilmington Trust in
                                                   1997 and of WTC in 1996. He previously served
                                                   as Senior Vice President of WTC in its Finance
                                                   Department from 1992 to 1997.
Hugh D. Leahy Jr. ........  Executive Officer    Mr. Leahy became a member of Wilmington Trust's
Age 52                      Since 1992             Management Committee and Senior Vice President
                                                   of WTC in its Personal Banking Department in
                                                   1992.
Robert A. Matarese........  Executive Officer    Mr. Matarese became a member of Wilmington
Age 53                      Since 1990             Trust's Management Committee in 1991 and Senior
                                                   Vice President of WTC in its Commercial
                                                   Banking Department in 1990.
Ronald K. Pendleton.......  Executive Officer    Mr. Pendleton became Wilmington Trust's auditor
Age 50                      Since 1991             in 1991.

Rita C. Turner............  Executive Officer    Ms. Turner became a member of Wilmington Trust's
Age 45                      Since 1996             Management Committee and Senior Vice President
                                                   of WTC in its Marketing Department in 1996.
                                                   She previously served as Vice President of WTC
                                                   in its Marketing Division from 1985 to 1996.
Rodney P. Wood............  Executive Officer    Mr. Wood became a member of Wilmington Trust's
Age 39                      Since 1999             Management Committee and Senior Vice President
                                                   of its Private Client Advisory Services
                                                   Department in 1999. Prior to joining
                                                   Wilmington Trust, he served as First Vice
                                                   President of Comerica Incorporated in its
                                                   private banking department from 1992 to 1999.

     DIRECTORS' AND EXECUTIVE OFFICERS' OWNERSHIP OF WILMINGTON TRUST STOCK

     The following table shows how much of our stock each director and each of our five most highly compensated officers during 1999 (the "Named Executive Officers") owned, as well as the total stock all directors and executive officers owned, as of January 31, 2000. Except as indicated below, no director or executive officer owns more than one percent of our stock.

                                     AMOUNT AND NATURE OF BENEFICIAL SHARES
                                ------------------------------------------------
                                               VOTING
                                (NUMBER OF     AND/OR                                       PHANTOM
                                 SHARES)     INVESTMENT    RIGHT TO                % OF      STOCK
                                DIRECT(1)     POWER(2)    ACQUIRE(4)     TOTAL     CLASS    UNITS(5)
                                ----------   ----------   ----------   ---------   -----   ----------
C. S. Burger..................     2,114                                   2,114
T.T. Cecala...................   109,234                   185,316       294,555
R.J. Christian................     4,733                    46,356        51,089
R.R. Collins..................     1,963         1,961                     3,924
C.S. Crompton Jr..............     2,860                                   2,860             1,448.07
H.S. Dunn Jr..................    14,188                                  14,188
E.B. duPont...................     8,937     1,087,840(3)              1,096,777    3.4%
R.K. Elliott..................       615                                     615
W. J. Farrell II..............     9,159           576      87,969        97,704
R.V.A. Harra Jr...............   122,093           650     129,848       252,591
A.B. Kirkpatrick Jr...........     6,208                                   6,208
R.A. Matarese.................    31,561         5,735      34,035        71,331
R.L. Mears....................     1,818                                   1,818
H.E. Miller...................     1,108         5,800                     6,908             1,887.01
S.J. Mobley...................     1,208                                   1,208               939.39
L.W. Quill....................    69,679       167,173                   236,852
D.P. Roselle..................     3,005                                   3,005
H.R. Sharp III................     1,911     1,055,840(3)              1,057,751    3.3%
T.P. Sweeney..................     8,191                                   8,191             1,551.68
M.J. Theisen..................     4,830         8,000                    12,830               529.28
R.W. Tunnell Jr. .............    11,315         5,463                    16,778
Directors, Nominees, And
  Executive Officers as a
  Group (26 persons)..........   455,921     2,339,732     696,998     2,436,816    7.5%     6,355.43
                                 =======     =========     =======     =========    ===    ==========

---------------
(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(3) Since they may be deemed to share voting and/or investment power directly or indirectly, Messrs. duPont and Sharp are listed as beneficial owners of the same 1,055,840 shares. However, these shares are reported only once in the total for directors and executive officers as a group.

(4) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 1999.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of our common stock, together with dividends on that stock. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

              WILMINGTON TRUST STOCK HELD IN A FIDUCIARY CAPACITY

     On January 31, 2000, certain of our subsidiaries held shares of our common stock in a fiduciary capacity as follows:

                                                                            PERCENT OF
                                                               NUMBER      TOTAL SHARES
                                                              OF SHARES    OUTSTANDING
                                                              ---------    ------------
Category #1 -- Shares which Wilmington Trust may vote in its
  sole discretion...........................................  1,974,399       6.11%
Category #2 -- Shares which Wilmington Trust may vote only
  on the direction of someone else..........................  2,327,223       7.20%
Category #3 -- All other shares Wilmington Trust holds......    406,171       1.26%

We will calculate the number of shares we hold in each category as of the Record Date. These will be voted as follows:

     Category #1 -- Will be voted by the relevant fiduciary area.

     Category #2 -- Will be voted in accordance with the direction given by someone other than a fiduciary area.

     Category #3 -- Will be voted by the relevant fiduciary area.

     Although none of our fiduciary areas has yet considered the proposals in this proxy statement, as a matter of policy our fiduciary areas tend to support management of the companies in which they have invested.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table presents information about compensation Wilmington Trust awarded over the last three years to the Named Executive Officers.

                                                                      LONG-TERM
                                                                     COMPENSATION
                       ANNUAL COMPENSATION                              AWARDS
-------------------------------------------------------------------------------------------------
               (a)                 (b)                                   (e)             (f)
                                              (c)          (d)        SECURITIES      ALL OTHER
                                             SALARY      BONUS(1)     UNDERLYING     COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR       ($)          ($)       OPTIONS (#)        ($)(2)
   ---------------------------     ----      ------      --------    -----------     ------------
Ted T. Cecala....................  1999    $  505,673    $482,983       30,000          $6,597
Chairman of the Board              1998    $  476,667    $533,521       12,500          $6,328
and Chief Executive Officer        1997    $  425,000    $403,604       15,000          $8,784
Robert V. A. Harra, Jr. .........  1999    $  387,404    $303,089       15,000          $6,568
President, Chief Operating         1998    $  372,500    $341,668       10,000          $8,421
Officer, and Treasurer             1997    $  356,667    $319,985       12,500          $8,184
Robert J. Christian..............  1999    $  236,821    $128,104       10,000          $6,473
Senior Vice President              1998    $  227,250    $184,132        6,000          $7,010
                                   1997    $  217,917    $183,485       10,000          $6,853
Robert A. Matarese...............  1999    $  223,202    $131,828        9,000          $7,131
Senior Vice President              1998    $  215,333    $148,419        6,000          $6,893
                                   1997    $  205,500    $175,919        7,500          $6,733
William J. Farrell, II...........  1999    $  203,021    $140,638       10,000          $6,918
Senior Vice President              1998    $  190,833    $152,025        6,000          $6,655
                                   1997    $  155,666    $129,425        7,500          $6,124

Total salary, bonus, and other     1999    $2,776,450    Percentage of    2.59%
compensation for Named             1998    $2,877,655    net income       2.52%
Executive Officers (3)             1997    $2,670,485                     2.52%

---------------
(1) Includes awards made under Wilmington Trust's Executive Incentive Plan and its predecessor (described on pages 18 and 19 below) and Profit-Sharing Bonus Plan (described on page 18 below) in respect of services performed during the year.

(2) Represents: (a) Wilmington Trust's contributions to its 401-K Thrift Savings Plan of $3,134 for Mr. Cecala, $3,088 for Mr. Harra, $4,000 for Mr. Christian, and $4,800 for each of Messrs. Matarese and Farrell in 1999; $3,239 for Mr. Cecala and $4,800 for each of the other Named Executives Officers in 1998; and $4,750 for each of the Named Executive Officers in 1997; and (b) premiums we paid for term life insurance for Mr. Cecala of $3,463 in 1999, $3,089 in 1998, and $4,034 in 1997; Mr. Harra of $3,480 in
    1999, $3,620 in 1998, and $3,434 in 1997; Mr. Christian of $2,473 in 1999,
    $2,210 in 1998, and $2,103 in 1997; Mr. Matarese of $2,331 in 1999, $2,083
    in 1998, and $1,983 in 1997; and Mr. Farrell of $2,118 in 1999, $1,855 in
    1998, and $1,374 in 1997.

(3) Numbers in this table for 1997 and 1998 include salary, bonus, and other compensation paid to George W. Helme, IV, who was Senior Vice President during those years, but do not include those for Mr. Farrell.

OPTION GRANT TABLE

     The following table presents additional information about the option awards in the Summary Compensation Table for 1999.(1)

                                      OPTION GRANTS IN LAST FISCAL YEAR
                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                       ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION FOR
                                 INDIVIDUAL GRANTS                                        OPTION TERM(2)
-----------------------------------------------------------------------------------   -----------------------
          (a)                 (b)             (c)             (d)           (e)          (f)          (g)
                           NUMBER OF      PERCENT OF
                          SECURITIES     TOTAL OPTIONS
                          UNDERLYING    GRANTED TO ALL    EXERCISE OR
                            OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION
          NAME              GRANTED       FISCAL YEAR      ($/SHARE)        DATE        5%($)        10%($)
          ----            ----------    --------------    -----------    ----------     -----        ------
Ted T. Cecala...........    30,000            7.5%          $57.5625     2/17/2009    $1,086,122   $2,752,194
Robert V. A. Harra,
  Jr. ..................    15,000            3.8%          $57.5625     2/17/2009    $  543,011   $1,376,097
Robert J. Christian.....    10,000            2.5%          $57.5625     2/17/2009    $  362,007   $  917,398
Robert A. Matarese......     9,000            2.3%          $57.5625     2/17/2009    $  325,807   $  825,658
William J. Farrell,
  II....................    10,000            2.5%          $57.5625     2/17/2009    $  362,007   $  917,398

---------------
(1) These options vest three years after grant, expire ten years after grant, and may be terminated earlier (a) at the termination of the officer's employment if his or her employment ceases for any reason other than retirement, death, or disability or (b) upon the earlier of (1) the end of the option's term or (2) three years after the officer's death, retirement, or disability.

(2) These values are computed on a pre-tax basis.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table presents information about (1) options exercised during 1999 by the Named Executive Officers and (2) the amount and value of unexercised options as of December 31, 1999.

                      AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                (a)                       (b)            (c)                                    (e)
                                                                            (d)               VALUE OF
                                                                         NUMBER OF          UNEXERCISED
                                                                     SHARES UNDERLYING      IN-THE-MONEY
                                                                        UNEXERCISED          OPTIONS AT
                                        SHARES                           OPTIONS AT         FISCAL YEAR-
                                      ACQUIRED ON                    FISCAL YEAR-END(#)      END($)(2)
                                       EXERCISE         VALUE           EXERCISABLE/        EXERCISABLE/
                NAME                   (NUMBER)     REALIZED($)(1)     UNEXERCISABLE       UNEXERCISABLE
                ----                  -----------   --------------   ------------------   ----------------
Ted T. Cecala.......................     4,036        $  142,625       153,729/34,087     $2,817,065/6,875
Robert V. A. Harra, Jr. ............     5,000        $  201,250       104,848/27,500     $1,954,080/6,875
Robert J. Christian.................    10,179        $  296,463        27,856/18,500     $  336,143/6,875
Robert A. Matarese..................    90,934        $3,468,154        19,035/17,500     $  300,145/6,875
William J. Farrell, II..............     1,000        $   27,500        75,382/14,087     $1,387,465/6,875

---------------
(1) Value realized reflects the difference between the market value of our stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

(2) These values are computed on a pre-tax basis, and are calculated using the last sale price of our stock on December 31, 1999.

CHANGE IN CONTROL AGREEMENTS

     We have entered into change in control agreements with our 10 executive officers. These provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an executive officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

     In general, the agreements deem a "Change in Control" to have occurred if any of the following happens:

     - We or WTC consolidate or merge with a third party;

     - We or WTC transfer substantially all assets to a third party or completely liquidate or dissolve;

     - A third party acquires any combination of beneficial ownership of and voting proxies for more than 15% of our or WTC's voting stock or the ability to control the election of our directors or our management or policies;

     - The persons serving as our directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of our Board; or

     - A regulatory agency determines that a change in control of Wilmington Trust has occurred.

     Under these agreements, the officer is entitled to severance pay in a lump sum of 115% times three years' of the officer's highest base salary in the 12 months preceding the termination of his or her employment, discounted to present value. In addition, the officer generally would receive medical, life, disability, health-and-accident, profit-sharing, and retirement benefits at our expense for three years.

PENSION BENEFITS

     The table on the next page shows the estimated annual retirement benefits payable to a covered participant based on the final average pay formulas of our Pension Plan and Supplemental Executive Retirement Plan.

                                PENSION TABLE(1)

                  ANNUAL RETIREMENT BENEFITS WITH YEARS OF SERVICE INDICATED ON DECEMBER 31, 1999
AVERAGE ANNUAL   ---------------------------------------------------------------------------------
EARNINGS          15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
--------------    --------      --------      --------      --------      --------      --------
  $  200,000      $ 33,608      $ 40,487      $ 47,767      $ 55,445      $ 64,921      $ 76,114
  $  400,000       120,000       160,000       200,000       240,000       240,000       240,000
  $  600,000       180,000       240,000       300,000       360,000       360,000       360,000
  $  800,000       240,000       320,000       400,000       480,000       480,000       480,000
  $1,000,000       300,000       400,000       500,000       600,000       600,000       600,000
  $1,200,000       360,000       480,000       600,000       720,000       720,000       720,000
  $1,400,000       420,000       560,000       700,000       840,000       840,000       840,000

---------------
(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 1999. The benefits listed in the table are not subject to deduction for Social Security or other offset amounts. The Social Security-covered compensation level and the primary insurance amount are based on reaching age 65 on December 31, 1999.

    The estimated years of credited service under the Pension Plan and the SERP through December 31, 1999 for each of the Named Executive Officers are: Mr. Cecala -- 20.3 years; Mr. Harra -- 28.6 years; Mr. Christian -- 3.9 years; Mr. Matarese -- 30.5 years; and Mr. Farrell -- 23.5 years.

     We provide retirement benefits for employees, including executive officers. The normal retirement benefit for executive officers is the sum of benefits provided by our Pension Plan and the SERP. The normal annual retirement benefit from the Pension Plan is the greater of:

     (a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

     (b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the 1988 Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

     For purpose of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under our Profit-Sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments other than amounts paid under the executive incentive plans. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, current law limits earnings to $160,000.

     The normal monthly retirement benefit from the SERP is 60% of the officer's average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 30. All such amounts are reduced by benefits payable from the Pension Plan.

     For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the profit-sharing bonus plan and our executive incentive plans. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Forty percent of benefits under the SERP first vest after five years' participation in the plan, and the balance vest at the rate of one-tenth per year thereafter, but all such benefits accelerate and vest in full
(a) upon reaching 55 with ten years participation or (b) in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on page 15.

STOCK PERFORMANCE GRAPH

     The line graph below compares cumulative total stockholder return (1) over the past five years for our common stock with (a) all companies in the Standard and Poors' 500 Index and (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index.(2)

                            STOCK PERFORMANCE GRAPH

               TOTAL RETURN -- WEIGHTED FOR MARKET CAPITALIZATION

                                                                                KEEFE, BRUYETTE &             S&P 500 INDEX
                                                    WILMINGTON TRUST             WOODS, 50 BANK               -------------
                                                       CORPORATION                    INDEX
                                                    ----------------            -----------------
12/31/94                                                    100                         100                         100
12/31/95                                                 140.86                      160.16                      137.58
12/31/96                                                 186.09                      226.56                      169.17
12/31/97                                                 300.50                      331.21                      225.61
12/31/98                                                 304.26                      358.63                      290.08
12/31/99                                                 246.37                      346.18                      351.12

               Assumes an initial investment of $100 on 12/31/94

  Notes to Stock Performance Graph

(1) Cumulative total stockholder return includes appreciation in stock price and assumes the reinvestment of dividends.

The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1994. The table below the graph reflects the graph's data points.

(2) The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index that includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General

     We award compensation to executive officers to assure that we can continue to be able to attract, motivate, and retain executives of outstanding abilities. To achieve this, we provide compensation for executive officers at levels broadly comparable to those earned by executive officers at institutions with comparable characteristics and financial performance. In compensating our executive officers, we take into account the performance of those institutions compared to ours. We generally compare our return on assets, return on equity, and growth in earnings per share to the corresponding performance of those institutions.

     Our executive compensation program also rewards executive officers for their efforts to enhance shareholder value, including through their long-term strategic management. We do this by providing executive officers with ownership interests in Wilmington Trust through stock options. Since the ultimate value of the stock made available through options depends on our success, stock options provide executive officers with continuing incentives long after the award is granted.

     The key elements of our compensation program for executive officers are base salary, the Profit-Sharing Bonus Plan, the Executive Incentive Plan, and stock options. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Cecala, are discussed below. The Compensation Committee takes into account the full compensation package Wilmington Trust provides each individual, including pension, insurance, and other benefits, in addition to the programs described below. In reviewing the performance of Wilmington Trust's executive officers other than Messrs. Cecala and Harra, the Compensation Committee takes their views into account. In reviewing Mr. Harra's performance, the Compensation Committee takes Mr. Cecala's views into account.

  Base Salaries

     We determine base salaries for each executive officer by evaluating his or her responsibilities and performance and experience in rendering that performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers at comparable institutions.

     Wilmington Trust typically adjusts executive officers' salaries annually to take into account its and the individual's performance, as well as any new responsibilities the executive officer assumed during the year. We also consider the financial results of the business department over which the executive officer has responsibility.

  Profit-Sharing Bonus Plan

     Executive officers also participate in Wilmington Trust's Profit-Sharing Bonus Plan. For each plan year, the bonus fund is determined by reference to (1) our return on stockholders' equity; (2) the employee's job level and (3) the percentage growth in our net income. As a result, our executive officers can earn a profit-sharing bonus ranging from 50% to 100% of their base salaries multiplied by the Bonus Percent. For 1998 and 1999, we paid each executive officer a profit-sharing bonus of 10.17% and 6.76%, respectively, of base salary.

  Executive Incentive Plan

     We adopted and our shareholders approved our Executive Incentive Plan (the "Incentive Plan") in 1999 to provide the opportunity for key executives to earn cash and stock awards that recognize and reward the achievement of corporate performance goals. Our Chief Executive Officer, our President, and other executives the Compensation Committee designates from time to time participate in the Incentive Plan. For 1999, 11 executive officers participated in the Plan.

     The Compensation Committee can establish one or more quantitative or qualitative performance goals or other criteria as the basis for awarding executives bonuses under that plan. Under the Incentive Plan, we are able to deduct compensation paid to executive officers a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code ("Section 162(m) Participants"). For Section 162(m) Participants whose bonuses we want to be able to deduct, the performance goals are based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may by company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies.

     In evaluating corporate performance for purposes of making awards under the Incentive Plan, the Compensation Committee considers, among other factors, our return on equity, return on assets, and the percentage growth in earnings per share. Our performance in 1999 in return on equity and return on assets exceeded the average performance of a company-constructed peer group that includes Centura Banks, Inc., City National Corporation, Commerce Bancshares, Inc., Compass Bancshares, Inc., First Virginia Banks, Inc., FirstMerit Corporation, Hibernia Corporation, Keystone Financial, Inc., Mercantile Bankshares Corporation, National Commerce Bancorporation, Northern Trust Corporation, Old Kent Financial Corporation, Provident Financial Group, Inc., U.S. Trust Corporation, Valley National Bancorp, and Zions Bancorporation (the "Peer Group"). Our performance in growth in earnings per share was below the average performance of the Peer Group. For 1999, payments under this plan to the executive officers who participated in the plan aggregated $1,505,225, compared to $1,851,750 for the executive officers who participated in the plan's predecessor in 1998.

  Stock Options

     Under our 1996 and 1999 Long-Term Incentive Plans, which our shareholders have approved, the Compensation Committee may make cash-based and stock-based awards. Our stock options have an exercise price equal to the last sale price of our stock on the date of grant, typically vest in from one to three years and have terms of up to ten years. In granting stock options, we do not consider the number of options an executive officer received previously, but we do consider new duties and responsibilities the executive officer assumed during the year. We do not employ any formula in awarding options.

     Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder (collectively, "Section 162(m)") prohibit companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is "performance-based." Payments under the Profit-Sharing Bonus Plan do not qualify as "performance-based." However, compensation attributable to our stock options is performance-based, and the Executive Incentive Plan is designed so that compensation attributable to awards under that plan can qualify as "performance-based."

  Compensation of Chief Executive Officer

     In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of Wilmington Trust's senior management, including especially:

     - Wilmington Trust's performance against the Peer Group in return on assets and return on equity and its performance in the percentage growth in earnings per share;

     - The base salaries, annual bonuses, and stock option awards paid to top executives at banks of comparable size; and

     - The development under Wilmington Trust's strategic planning process to expand significantly the geographic outreach of its fee-based businesses.

                                                       Hugh E. Miller (Chairman)
                                                       Richard R. Collins
                                                       Charles S. Crompton, Jr.
                                                       Stacey J. Mobley
                                                       David P. Roselle

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee's members are Hugh E. Miller (Chairman), Richard
R. Collins, Charles S. Crompton, Jr., Stacey J. Mobley, and David P. Roselle. No member of the Compensation Committee is a current or past officer or employee of Wilmington Trust. No executive officer of Wilmington Trust serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

     Messrs. Collins, Crompton, and Miller are indebted to WTC on the same terms and conditions as those for comparable transactions with others.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers and certain others to file reports of their ownership of our stock with the SEC and the New York Stock Exchange.

     After reviewing copies of those forms we have received and written representations, we believe that all of those filing requirements were complied with, except that a stock option exercise and sale by Messrs. Gibson and Leahy, an acquisition of stock under our Employee Stock Purchase Plan by Mr. Leahy, certain acquisitions of stock under our dividend reinvestment plan by Mr. Crompton, and an acquisition by one of Mr. Tunnell's children, certain acquisitions by trusts for the benefit of Mr. Tunnell's children, and additional acquisitions by those trusts under our dividend reinvestment plan were reported late in 1999 or 2000.

                          TRANSACTIONS WITH MANAGEMENT

     Certain of our subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

     During 1999, Ernst & Young LLP audited our consolidated financial statements and the separate financial statements of certain of our affiliates and employee benefit plan financial statements. They also reviewed our annual report to shareholders and certain other filings we made with the SEC in 1999. In addition, Ernst & Young provided us with various non-audit services during 1999. We anticipate they will provide similar services for us in 2000. Representatives of Ernst & Young will attend the Annual Meeting to answer appropriate questions.

               APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

GENERAL PROVISIONS

     On February 17, 2000, your Board of Directors adopted the 2000 Employee Stock Purchase Plan (the "Stock Purchase Plan") to encourage wider ownership of our stock by our employees. The Stock Purchase Plan is designed to replace our 1996 Employee Stock Purchase Plan, which expires in 2000. The plan's provisions are similar to those of the 1996 Employee Stock Purchase Plan. The following summary is qualified in its entirety by reference to the Stock Purchase Plan, which is attached as Exhibit A to this proxy statement. The Stock Purchase Plan will be adopted and become effective only when and if approved by our shareholders at the Annual Meeting. Accordingly, no options or other awards have been granted under the plan.

     A maximum of 400,000 shares of our common stock may be issued under the Stock Purchase Plan. These may be authorized but unissued shares, or issued shares that we have reacquired and hold in treasury. We anticipate that this number of shares will be adequate for the plan for the next four years. The plan provides for four consecutive purchase periods. On the first day of each plan year, each participating employee will be offered options to purchase a number of shares (to be chosen by the employee, but with a minimum of five shares) of our common stock at a price per share equal to 85% of the last sale price of our common stock that day. That initial option price will be funded by payroll deductions, which will be credited to an interest-bearing account. On the last day of the plan year, shares of our common stock will be purchased at the lower of the initial option price or 85% of the last sale price of our common stock on the last day of the plan year, if that price is lower. The shares of common stock will be issued to participating employees promptly after the end of the plan year.

ELIGIBILITY

     All regular employees of Wilmington Trust and its subsidiaries on the payroll and with one month of continuous service on the first day of a plan year will be eligible to participate in the offering under the Stock Purchase Plan for that plan year. An employee may terminate participation in the Stock Purchase Plan at any time.

LIMITATIONS

     The maximum permissible payroll deduction for any employee under the Stock Purchase Plan may not exceed the lesser of 10% of the employee's base salary or $21,250. In addition, no employee may be granted an option under the plan if he or she would own and/or hold outstanding options to purchase five percent or more of the total number of shares of our common stock which are outstanding.

ADMINISTRATION OF PLAN

     The Stock Purchase Plan will be administered by a committee the Board of Directors appoints. Members of the committee must either be directors, officers, or employees of Wilmington Trust or one of our subsidiaries, and that committee will have authority to make, administer, and interpret rules it deems necessary to administer the plan.

AMENDMENT OR TERMINATION

     The Board of Directors may amend or terminate the Stock Purchase Plan at any time. Any options previously granted will not be effected by a termination or amendment. No amendment may be made without prior approval of our shareholders if it would permit the issuance of more than 400,000 shares of our common stock, permit payroll deductions at a rate in excess of 10% of an employee's base salary, or otherwise be required by law.

TAX IMPLICATIONS

     The following is a brief summary of the principal Federal income tax consequences of transactions under the Stock Purchase Plan based on current Federal income tax law. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences.

     A participant will not recognize taxable income in purchasing shares of common stock under the Stock Purchase Plan at the time he or she purchases those shares. The Federal income tax treatment to a participant who sells stock acquired under the plan will depend in part on how long the participant holds it.

     If a participant disposes of stock acquired under the Stock Purchase Plan more than two years after the first day of the applicable offering period in respect of which the participant acquired it, the participant will recognize long-term capital gain (or loss) in an amount equal to the difference between the amount realized on the disposition and the participant's tax basis in the stock. However, if a participant acquired that stock at less than 100 percent of its fair market value on the first day of the applicable offering period, upon the sale of that stock, the participant will also recognize as ordinary income an amount equal to the lesser of (1) the difference between 15% of the fair market value of the stock on the first day of the applicable offering period and the price the participant paid for the stock or (2) the difference between the fair market value of the stock on the date it is sold and the price the participant paid for it.

     If a participant disposes of stock acquired under the Stock Purchase Plan before the end of the two-year holding period described in the preceding paragraph (a "disqualifying" disposition), he or she will recognize ordinary income in an amount equal to the difference between (1) the fair market value of that stock at the time it was purchased (determined by reference to the New York Stock Exchange price on the last day of the applicable offering period) and (2) the price the participant paid for the stock. A participant will recognize this amount of ordinary income even if the amount realized on the disposition is less than the value of the stock on the date the participant purchased it. If the amount realized on the disqualifying disposition exceeds the value of the stock as of the date it was purchased, the participant also will recognize short-term or long-term capital gain, depending upon how long the stock was held, in an amount equal to that excess.

     We are entitled to a tax deduction for any ordinary income participants recognize.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote on the Record Date are required to adopt the Stock Purchase Plan.

                           AVAILABILITY OF FORM 10-K

     WE WILL FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR 1999. WE WILL PROVIDE A COPY OF THAT REPORT ON WRITTEN REQUEST WITHOUT CHARGE TO ANY PERSON WHOSE PROXY WE ARE SOLICITING. PLEASE ADDRESS YOUR REQUEST TO ELLEN J. ROBERTS, VICE PRESIDENT, MEDIA AND INVESTOR RELATIONS, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                          WILMINGTON TRUST CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                                                                       EXHIBIT A

     1. Purpose. The purpose of Wilmington Trust Corporation's 2000 Employee Stock Purchase Plan (the "Plan") is to provide all regular employees of Wilmington Trust Corporation ("WTC") and those of its subsidiaries that may be designated as participating companies by WTC's Board of Directors from time to time an opportunity to purchase shares of WTC's common stock, par value $1 per share ("Common Stock"), through annual offerings to be made from time to time for the duration of the Plan; and to foster interest in WTC's success, growth, and development. WTC intends that the Plan qualify as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Plan's provisions shall be construed to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  Eligibility.

     a. Any Employee shall be eligible to participate in the Plan as of June 1 coincident with or next following the completion of at least one month of continuous service with one or more Employers, subject to the limitations imposed by Section 423(b) of the Code.

     b. Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

          (1) If, immediately after that grant, the Employee would own shares, and/or hold outstanding options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of stock of WTC or of any subsidiary of WTC; or

          (2) That permits an Employee rights to purchase shares under all employee stock purchase plans of WTC and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of the shares (determined at the time that option is granted) for each calendar year in which those stock options are outstanding at any time.

     3. Offerings. WTC will make one or more annual offerings to Employees to purchase stock hereunder. The terms and conditions of each such offering shall specify the number of shares that may be purchased thereunder. The fixed term of any offering shall include a Purchase Period of specified duration, during which (or during that period thereof during which an Employee may elect to participate) the amounts received by an Employee as Base Salary shall constitute the measure of that Employee's participation in the offering.

     4. Participation. An Employee who is, on the effective date of any offering, eligible to participate in that offering, may so participate by completing and forwarding a "Payroll Deduction Authorization for Purchase of Wilmington Trust Corporation Stock" form to the designated payroll location. Payroll deductions for a Participant shall commence on the date when the authorization for a payroll deduction becomes effective and end on the termination date of the offering to which that authorization applies, unless terminated sooner by the Participant in accordance with Paragraph 8 below.

     5. Payroll Deductions. A Participant's payroll deduction authorization shall authorize deductions each payday during a Purchase Period at a rate not to exceed 10% of the Participant's Base Salary at the beginning of that Purchase Period but, at a minimum, at a rate that will accumulate an amount equal to the offering price of at least five shares by the end of the Purchase Period.

     a. All payroll deductions made for a Participant shall be credited to a bookkeeping account under the Plan. A Participant may not make separate cash payments into that account.

     b. A Participant may at any time prospectively decrease the amount authorized to be deducted per period, provided the minimum deduction required above is maintained. That change may not become effective sooner than the next pay period ending after receipt of the form by the appropriate payroll location. Notwithstanding anything to the contrary contained herein, a Participant may reduce payroll deductions hereunder only once during any Purchase Period.

     c. A Participant may discontinue participation in the Plan in accordance with Paragraph 8 below.

     6.  Granting of an Option.

     a. In any offering hereunder, each Participant shall be granted an option, on the Date of Offering, for as many full shares of Common Stock as he or she elects to purchase with the payroll deductions credited to the Participant's account during the Purchase Period, based on the option price for the Purchase Period, as described in Subparagraph 6 (b) below.

     b. The option price per share of shares purchased with payroll deductions made for a Participant during any Purchase Period shall be the lower of:

          (1) Eighty-five percent of the last sale price of the Common Stock on the first day of the Purchase Period or, if there was no such reported sale of Common Stock on that date, on the next preceding date on which there was such a reported sale; or

          (2) Eighty-five percent of the last sale price of the Common Stock on the last day of the Purchase Period or, it there was no such reported sale of Common Stock on that date, on the next preceding date on which there was such a reported sale.

     7.  Exercise of Option.

     a. As of the last day of the Purchase Period for any offering, the account of each Participant shall be totaled and the option price determined. If a Participant has sufficient funds (including interest credited on his or her account at the rate computed in accordance with Paragraph 9 below) to purchase five or more full shares at the option price, that Participant shall be deemed to have exercised the option to purchase the number of shares for which he or she has subscribed at that price, and his or her account shall be charged for the number of shares so purchased.

     b. Participation in an offering will not bar an Employee from participating in any subsequent offering hereunder. Payroll deductions may be made under each offering to the extent the Employee authorizes, subject to the maximum and minimum limitations for that offering imposed hereby. A separate account shall be maintained for each Participant with respect to each offering. Any unused balance in a Participant's account at the end of a Purchase Period shall be refunded, with interest computed in accordance with Paragraph 9 below.

     c. If a Participant does not accumulate sufficient funds in his or her account to purchase at least five shares during a Purchase Period, the Participant thereupon shall be deemed to have withdrawn from that offering, and his or her account will be refunded, with interest computed in accordance with Paragraph 9 below.

     d. The shares of Common Stock purchased by a Participant upon the exercise of his or her option in accordance herewith shall not include fractional shares. Amounts credited to a Participant's account which would have been used to purchase fractional shares shall be refunded to the Participant, with interest computed in accordance with Paragraph 9 below.

     8.  Withdrawal.

     a. A Participant may withdraw all payroll deductions credited to an account hereunder at any time before the end of a Purchase Period by giving the Corporation written notice. All payroll deductions credited to that account shall be paid to the Participant, with interest computed in accordance with Paragraph 9 below, promptly after receipt of notice of withdrawal, and no further payroll deductions shall be made for that Participant in respect of that offering.

     b. Except as provided in the following sentence, an Employee's withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any succeeding offering hereunder; provided that Section 16 Officers who make withdrawals or otherwise cease participation in the Plan during any Purchase Period shall be precluded from re-participation in the Plan until the next Purchase Period that begins at least six months after that withdrawal or cessation of participation.

     c. If an Employee retires or otherwise terminates employment, no payroll deduction shall be made from any pay due and owing at that time, and the balance in the Employee's account shall be paid to the Employee, with interest computed in accordance with Paragraph 9 below or, at the Employee's election, used to purchase Common Stock in accordance with Paragraph 7 above.

     d. If an Employee dies, that Employee's beneficiary may elect to withdraw the balance in his or her account, with interest computed in accordance with Paragraph 9 below, or apply it to the purchase of the appropriate number of full shares of common Stock at a price determined in accordance with Paragraph 6 above, using the date of death as though it were the last day of the Purchase Period. Any balance in that account remaining after that purchase shall be paid, with interest computed in accordance with Paragraph 9 below, to the person or persons entitled thereto in accordance with Paragraph 12 below.

     9. Interest. Each Participant's account shall be credited with interest at the rate in effect from time to time on statement savings accounts of Wilmington Trust Company that may not be accessed by check.

     10.  Stock.

     a. The shares to be sold to Participants hereunder are to be authorized and unissued shares of Common Stock, or issued shares of Common Stock that the company has reacquired and holds in its treasury. The maximum number of shares that shall be made available for sale hereunder during all offerings shall be 400,000 shares, subject to adjustment upon changes in WTC's capitalization as provided in Paragraph 14 below.

     b. None of the rights or privileges of a stockholder of WTC shall exist with respect to shares purchased hereunder until the end of the Purchase Period with respect to which those shares were acquired.

     c. If in any offering Employees subscribe for more shares than remain available under the Plan, the shares in that offering shall be allocated pro rata among employees by multiplying the number of shares remaining under the Plan by a fraction, the numerator of which is the number of shares the Employee subscribed for in that offering and the denominator of which is the number of shares all Employees subscribed for in that offering.

     d. Shares to be delivered to an Employee hereunder will be registered in the Employee's name or, if directed by written notice to Wilmington Trust Company's Human Resources Division before the end of a Purchase Period, in the names of the Employee and one other person, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     11. Administration. The Plan shall be administered by a committee (the "Committee") consisting of not less than three members who shall be appointed by WTC's Board of Directors. Each member of the Committee shall be either a director, an officer or an Employee of an Employer. The Committee shall be vested with full authority to make, administer and interpret rules and regulations that it deems necessary or desirable to administer the Plan. Any determination, decision or interpretation, administration or application hereof shall be final, conclusive and binding upon all Participants and any and all persons claiming under or through any Participant.

     12. Designation of Beneficiary. A Participant may file with Wilmington Trust Company's Human Resources Division a written designation of a beneficiary who is to receive any shares and/or cash for the Participant's credit hereunder in the event of that Participant's death before the delivery of those shares and/or cash. The Participant may change that designation at any time by providing written notice to Wilmington Trust Company's Human Resources Division. Upon the death of a Participant and receipt by Wilmington Trust Company's Human Resources Division of proof of the Participant's death and the identity and existence of a beneficiary validly designated hereunder, WTC shall deliver those shares and/or that cash to the executor or administrator of the Participant's estate. If no such executor or administrator has been appointed to WTC's knowledge, WTC may, in its discretion and in such form as the Committee may prescribe, deliver those shares and/or that cash to the Participant's spouse or to any one or more dependents or relatives of the Participant. If no spouse, dependent or relative is known to WTC, then WTC may, in its discretion and in such form as the Committee may prescribe, deliver those shares and/or that cash to such other person as the Committee may designate. No such designated beneficiary shall, before the death of the Participant by whom the beneficiary has been designated, acquire any interest in the shares and/or cash credited to the Participant hereunder.

     13. Transferability. No rights with respect to the exercise of any option or to receive shares hereunder may be assigned, transferred, pledged, or otherwise disposed of by an Employee. Options granted hereunder are not transferable by an Employee otherwise than by will or the laws of descent and distribution, and are exercisable during an Employee's lifetime only by the Employee.

     14. Changes in Capitalization. The number and kind of shares subject to outstanding options hereunder, the purchase price of those options and the number and kind of shares available for options subsequently made available hereunder shall be adjusted appropriately to reflect any stock dividend, stock split, combination, or exchange of WTC's shares, merger, consolidation, or other change in WTC's capitalization with a similar substantive effect upon the Plan or options granted or to be granted hereunder. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

     15. Use of Funds. All payroll deductions received or held by an Employer hereunder may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate those payroll deductions.

     16. Government Regulations. WTC's obligations to sell and deliver WTC's stock hereunder are subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of that stock. WTC's Board of Directors may, in its discretion, require as conditions to the exercise of any option granted hereunder that the shares of Common Stock reserved for issuance upon the exercise of the option have been duly listed, upon official notice of issuance, on a stock exchange or the National Association of Securities Dealers Automated Quotation System, and that either:

     a. A Registration Statement with respect to those shares is effective under the Securities Act of 1933; or

     b. The Participant has represented at the time of purchase, in form and substance satisfactory to WTC, that he or she intends to purchase those shares for investment and not for resale or distribution.

     17. Amendment or Termination. Unless terminated sooner by WTC's Board of Directors, the Plan shall terminate automatically as of May 31, 2004. WTC's Board of Directors may terminate or amend the Plan at any time. No such termination shall affect options previously granted hereunder. No such amendment may make any change in any option theretofore granted hereunder that would adversely affect the rights of any Participant, nor be made without the prior approval of a majority of the shares of WTC's outstanding stock if such approval would be required by law, including if that amendment would:

     a. Permit the sale of more shares than are authorized under Paragraph 10 above; or

     b. Permit payroll deductions at a rate in excess of 10% of a Participant's Base Salary.

     18. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares hereunder, or create in any Employee or class of Employees any right with respect to continuation of employment by WTC or any direct or indirect subsidiary thereof. The Plan shall not be deemed to interfere in any way with the right of WTC or any direct or indirect subsidiary thereof to terminate, or otherwise modify, an Employee's employment at any time.

     19. Governing Law. Delaware law, other than the conflict-of-laws provisions of such law, shall govern all matters relating to the Plan, except as that law is superseded by the laws of the United States.

     20. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the following meanings:

     a. "Base Salary" means regular straight-time earnings, excluding payments for overtime, incentive compensation, bonuses, and other special payments except to the extent the Committee specifically approves including any such item.

     b. "Committee" means the committee established pursuant to Paragraph 11 above to administer the Plan.

     c. "Date of Offering" shall be the first day of each Purchase Period.

     d. "Employee" shall mean any person, including an officer, who is customarily employed by an Employer for 15 hours or more per week and for more than five months in a calendar year.

     e. "Employer" means WTC and any subsidiary company designated as a participating company by WTC's Board of Directors, 15% or more of the voting stock of which is owned directly or indirectly by WTC.

     f. "Participant" means an Employee who has agreed to participate in an offering and has met the requirements of Paragraph 4 above.

     g. "Purchase Period" means each of the periods during which a Participant may purchase Common Stock pursuant to any particular offering hereunder.

     h. "Section 16 Officers" means officers of WTC and/or Wilmington Trust Company, or of any subsidiary of either of those entities 25% or more of the voting stock of which is owned directly or indirectly by WTC and/or Wilmington Trust Company, designated as Section 16 Officers by resolution of the Board of Directors of the respective companies from time to time.

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
                                             WILMINGTON TRUST CORPORATION

       [WILMINGTON TRUST LOGO]               ANNUAL SHAREHOLDERS' MEETING

                                                Thursday, May 11, 2000
                                                      10:00 a.m.

                                                 Wilmington Trust Plaza
                                                    Mezzanine Level
                                              301 West Eleventh Street
                                                 Wilmington, Delaware


------------------------------------------------------------------------------

                          Wilmington Trust Corporation
[WILMINGTON TRUST LOGO]   Rodney Square North
                          1100 North Market Street
                          Wilmington, DE 19890-0001                      PROXY
------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 11, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint David R. Gibson and Thomas P. Collins, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.





                      See reverse for voting instructions.
------------------------------------------------------------------------------

To Our Shareholders,

You are cordially invited to attend our Annual Shareholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, May 11, 2000.

At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.

                                                                      Sincerely,
                                                                   Ted T. Cecala
                                                       Chairman of the Board and
                                                         Chief Executive Officer


                Wilmington Trust Corporation Rodney Square North
               1100 North Market Street Wilmington, DE 19890-0001

                             - Please detach here -

 _                                                                            _
|                                                                              |
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:   01 Ted T. Cecala          04 David P. Roselle
                            02 Richard R. Collins     05 Thomas P. Sweeney
                            03 Hugh E. Miller

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

/ / Vote FOR all nominees,              / / Vote WITHHELD
    except as indicated below               from all nominees

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|                                                             |
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2. Approval of 2000 Employee Stock Purchase Plan

/ / For             / / Against           / / Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address change? Mark Box  / /  indicate changes below.      Date
                                                                ----------------



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|                              |
 ------------------------------

Signature(s) in Box

Please sign exactly as your name(s) appear on your proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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